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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 1999
                                                           -------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


        Delaware                   333-76801                  52-1495132
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     (State or other              (Commission               (IRS Employer
      jurisdiction of             File Number)            Identification No.)
      incorporation)


              343 Thornall Street
                  Edison, NJ                                     08837
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    (Address of principal executive offices)                  Zip Code


           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
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         (Former name and former address, if changed since last report)




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ITEM 5.  Other Events

         Filing of Legality and Tax Opinions

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1999-S9 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------

(99.1)                              Legal Opinion



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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHASE MORTGAGE FINANCE CORPORATION
                                  ----------------------------------
                                           (Registrant)
Date: June 24, 1999

                                  /s/ Eileen A. Lindblom
                                  ----------------------------------
                                           (Signature)
                                  Eileen A. Lindblom
                                  Vice President



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                                INDEX TO EXHIBITS


Exhibit No.       Description               Page
-----------       -----------               ----

(99.1)            Legal Opinion              5